MBS New Issue Term Sheet
PRIVATE PLACEMENT

MASTR Second Lien Trust

(ISSUER)

Mortgage Pass-Through Certificates, Series 2005-1 [$16,044,000]

(APPROXIMATE)

Wells Fargo Bank, N.A.

(MASTER SERVICER)

Irwin Home Equity Corporation

(SERVICER)

Mortgage Asset Securitization Transactions, Inc.

(DEPOSITOR)

UBS Real Estate Securities Inc.

(MORTGAGE LOAN SELLER)

August 9, 2005

The information herein has been provided solely by UBS Securities LLC, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee‘s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the offering memorandum (the “Final Offering Memorandum”), particularly with respect to the risk and special considerations associated with an investment in the securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. Investors are urged to read the Final Offering Memorandum and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. In addition, the information contained herein will be superseded by information contained in the Final Offering Memorandum for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Final Offering Memorandum. The information herein supersedes information contained in any prior materials relating to these securities. This report is provided for informational purposes only and does not constitute an offer to sell these securities or a solicitation of an offer to buy these securities.

COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided primarily by Accredited Home Lender, American Home Mortgage, Centex Mortgage, IndyMac Bancorp and Ownit Mortgage Solutions (the “Originators”).  The information herein has been provided solely by UBS Securities LLC, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee‘s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.  Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the offering memorandum (the “Final Offering Memorandum”), particularly with respect to the risk and special considerations associated with an investment in the securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. Investors are urged to read the Final Offering Memorandum and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information.  The information herein is preliminary and is subject to completion. In addition, the information contained herein will be superseded by information contained in the Final Offering Memorandum for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission.  An offering may be made only through the delivery of the Final Offering Memorandum. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by UBS Securities LLC in reliance upon information furnished by the Originators.  They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS SECURITIES LLC AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS SECURITIES LLC).  UBS SECURITIES LLC IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The information herein has been provided solely by UBS Securities LLC, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee‘s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the offering memorandum (the “Final Offering Memorandum”), particularly with respect to the risk and special considerations associated with an investment in the securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. Investors are urged to read the Final Offering Memorandum and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. In addition, the information contained herein will be superseded by information contained in the Final Offering Memorandum for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Final Offering Memorandum. The information herein supersedes information contained in any prior materials relating to these securities. This report is provided for informational purposes only and does not constitute an offer to sell these securities or a solicitation of an offer to buy these securities.

MASTR Second Lien Trust
Mortgage Pass-Through Certificates, Series 2005-1
[$16,044,000] (Approximate Offered Certificates)

Structure Overview

Class (1)	Approx. Size ($) (2)	Certificate Type	Coupon (%)	Expected WAL (years) Call (3)	Expected Principal Window Month Start - Call (3) - Mat (3)	Final Scheduled Distribution Date	Expected Ratings S / M / F
A (4)	189,507,000	FLT / SEN / PT	LIBOR + [ ]	1.17	1 – 33 – 33	September 2035	AAA / Aaa / AAA
M-1 (4)	24,269,000	FLT / MEZ	LIBOR + [ ]	5.04	33 – 65 – 145	September 2035	AA / Aa2/ AA
M-2 (4)	16,975,000	FLT / MEZ	LIBOR + [ ]	4.33	43 – 65 – 124	September 2035	A / A2/ A
M-3 (4)	4,907,000	FLT / MEZ	LIBOR + [ ]	4.08	41 – 65 – 115	September 2035	A- / A3 / A-
M-4 (4)	4,774,000	FLT / MEZ	LIBOR + [ ]	4.01	40 – 65 – 112	September 2035	BBB+ / Baa1 / BBB+
M-5 (4)	4,244,000	FLT / MEZ	LIBOR + [ ]	3.96	39 – 65 – 109	September 2035	BBB / Baa2 / BBB
M-6 (4)	4,509,000	FLT / MEZ	LIBOR + [ ]	3.92	38 – 65 – 105	September 2035	BBB- / Baa3 / BBB-
M-7 (5,6)	5,039,000	FXD / MEZ	[ ]	3.88	37 – 65 – 101	September 2035	BB+ / Ba1 / BB+
M-8 (5,6)	4,244,000	FXD / MEZ	[ ]	3.84	36 – 65 – 95	September 2035	BB / Ba2 / BB
M-9 (5)	3,581,000	FXD / MEZ	[ ]	1.63	1 – 24 – 24	September 2035	BB / NR / BB
M-10 (5)	3,180,000	FXD / MEZ	[ ]	1.28	1 – 19 – 19	September 2035	BB / NR / BB-

Notes:

(1) The Certificates will be subject to the related Net WAC Rate Cap as described herein.

(2) The Approximate Size is subject to a permitted variance of plus or minus 10%.

(3) See the Pricing Speed below.

(4) The Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will not be marketed hereby. Any information with regard to the Non-Offered Certificates is only provided to enhance the understanding of the Offered Certificates.

(5) After the Optional Termination Date, the coupon on the Class M-7, Class M-8, Class M-9 and Class M-10 Certificates will increase by 0.50%.

(6) The Class M-7 and Class M-8 Certificates are not expected to receive any principal distributions prior to the Stepdown Date.  The Class M-9 and Class M-10 Certificates may receive principal distributions prior to the Stepdown Date only to the limited extent described in the Final Offering Memorandum.

Pricing Speed
Mortgage Loans 15% CPR increasing to 35% CPR over 12 months and 35% CPR thereafter

Transaction Highlights

●

The Mortgage Loans consist of fixed-rate residential mortgage loans secured by closed-end second liens originated primarily by: Accredited Home Lender (40.68%), Ownit Mortgage Solutions (19.11%), American Home Mortgage (16.78%), IndyMac Bancorp (15.32%) and Centex Mortgage (5.61%).

●

The transaction consists of a Senior / Mezzanine / OC structure.

●

The credit enhancement for the Certificates will be provided through Subordination, Net Swap Payments, Overcollateralization, and Excess Spread.

●

The Mortgage Loans will be serviced by Irwin Home Equity Corporation and Master Serviced by Wells Fargo Bank, N.A.

●

None of the Mortgage Loans are classified as “High Cost” loans.

●

It is expected that the Offered Certificates may not be purchased by employee benefit plans that are subject to ERISA.

●

None of the Certificates will be SMMEA eligible.

●

All numbers and percentages herein relating to the Mortgage Loans are after giving effect to scheduled payments due as of the Cut-off Date.

●

The Offered Certificates are being privately offered to qualified institutional buyers and certain institutional accredited investors.

●

Bloomberg: MSEL 2005-1

●

Intex: MSEL0501

Transaction Overview

Issuer:

MASTR Second Lien Trust 2005-1

Depositor:

Mortgage Asset Securitization Transactions, Inc.

Mortgage Loan Seller:

UBS Real Estate Securities Inc.

Originators:

Primarily Accredited Home Lender (40.68%), Ownit Mortgage Solutions (19.11%), American Home Mortgage (16.78%), IndyMac Bancorp (15.32%) and Centex Mortgage (5.61%).

Servicer:

Irwin Home Equity Corporation

Master Servicer & Trust

Administrator:

Wells Fargo Bank, N.A.

Trustee:

JPMorgan Chase Bank, N.A.

Swap Provider:

[UBS AG London]

Swap Administrator:

[Wells Fargo Bank, N.A.]

Underwriter:

UBS Securities LLC

Securities:

Approximately $189,507,000 senior floating-rate Certificates (“Class A Certificates”) and approximately $75,722,000 mezzanine Certificates (“Class M Certificates”). The Class A and Class M Certificates are backed by a pool of conforming and non-conforming fixed-rate, second lien mortgage loans (“Mortgage Loans”).

Offered Certificates:

The Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.

Non-Offered Certificates:

Except for the Offered Certificates, the remaining Certificates.

Retained Certificates:

The Class CE Certificates, Class P Certificates and Class R Certificates.

Collateral:

As of September 1, 2005, the Mortgage Loans will consist of approximately 5,057 fixed-rate second lien, closed-end, mortgage loans totaling approximately $265,229,540 after giving effect to scheduled payments due as of the Cut-off Date.

ERISA:

The Offered Certificates may not be purchased by employee benefit plans that are  subject to ERISA.

SMMEA:

None of the Certificates will constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Taxation:

The Trust will be established as one or more REMICs for federal income tax purposes.

Form of Registration:

DTC Portal

Minimum Denominations:

$25,000 and integral multiples of $1 in excess thereof.

Expected Pricing Date:

On or about August [10], 2005

Expected Closing Date:

On or about September [29], 2005

Cut-off Date:

September 1, 2005

Record Date:

The last business day of the month preceding the month of that Distribution Date.

Distribution Date:

The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in October 2005.

Determination Date:

The Determination Date with respect to any Distribution Date is on the 15th day of the month in which the Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which the Distribution Date occurs and ends on the first day of the month in which the Distribution Date occurs.

Prepayment Period:

The Prepayment Period with respect to any Distribution Date is the period commencing on the day after the Determination Date in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, from the Cut-Off Date) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

Interest Accrual Period:

Interest on the Offered Certificates will accrue based on the calendar month immediately preceding the month in which the Distribution Date occurs. Calculations of interest on such certificates will be based on a 360-day year that consists of twelve 30-day months.

Optional Termination:

The Master Servicer, at the direction of the majority holder of the Class CE Certificates or NIMS Insurer, if any, may purchase on its behalf all of the Mortgage Loans and REO properties and retire the certificates on or after the Optional Termination Date.

Optional Termination Date:

The first Distribution Date on which the aggregate principal balance of the Mortgage Loans, after giving effect to distributions to be made on that Distribution Date, is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Credit Enhancement

Credit Enhancement:

1) Excess Spread

2) Net Swap Payments received from the Swap Provider

3) Overcollateralization (“OC”)

4) Subordination

Swap Agreement:

On the Closing Date, the Swap Administrator will enter into a Swap Agreement with an initial notional amount of approximately [$249,184,000].  Under the Swap Agreement, the Swap Administrator on behalf of the supplemental interest trust shall be obligated to pay to the Swap Provider an amount equal to [4.4435]% (per annum) on the swap notional amount, calculated based on a 360-day year consisting of 12 30-day months, and the supplemental interest trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the swap notional amount on each Distribution Date, calculated based on a 360-day year and the actual number of days in the related Accrual Period until the Swap Agreement is terminated.

Upon early termination of the Swap Agreement, the supplemental interest trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement based on conditions at the time of termination. In the event that the supplemental interest trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider trigger event).

On each Distribution Date, amounts on deposit in the Swap Account will be distributed as follows:

(i)

from the Swap Account, to pay any unpaid interest on the Class A Certificates, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest to the Class M Certificates, sequentially;

(ii)

from the Swap Account, once the Overcollateralization Threshold Amount has been reached, to pay any principal first, on the Class A Certificates, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Threshold Amount;

(iii)

any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially;

(iv)

from the Swap Account, to pay any Realized Loss Amounts remaining on the Class M Certificates, sequentially, in order of payment priority; and

(v)

from the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates remaining unpaid in the order of payment priority.

Net Swap Payment:

Only the net amount of the obligations between the Swap Provider and Swap Administrator, on behalf of the supplemental interest trust, will be paid by the appropriate party.  To the extent that the Swap Administrator, on behalf of the supplemental interest trust, is obligated to make a Net Swap Payment on any Distribution Date, amounts otherwise available to certificateholders will be applied to make a net payment to the Swap Administrator for payment to the Swap Provider.

Generally, the Net Swap Payment will be deposited into a swap account held by the supplemental interest trust (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Overcollateralization

Amount:

With respect to any Distribution Date, the amount, if any, by which the aggregate principal balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) exceeds the aggregate Certificate Principal Balance of the Class A, Class M and Class P Certificates as of such Distribution Date after giving effect to distributions of the Principal Distribution Amount to be made on such Distribution Date.

Overcollateralization

Threshold Amount:

The “Overcollateralization Threshold Amount” for any Distribution Date, is equal to (i) prior to the Stepdown Date, an amount equal to [3.40]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date plus the cumulative Reverse Turbo Available Net Monthly Excess Cashflow distributed to the holders of the Class M-9 and Class M-10 Certificates to date; (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) [6.80]% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period plus the cumulative Reverse Turbo Available Net Monthly Excess Cashflow made to the holders of the Class M-9 and Class M-10 Certificates to date and (y) [$1,326,148]; or (iii) on or after the Stepdown Date, if a Trigger Event is in effect, the Overcollateralization Threshold Amount for the immediately preceding Distribution Date. Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balances of the Class A and Class M Certificates to zero, the Overcollateralization Threshold Amount shall be zero.

Overcollateralization

Threshold Maintenance

Amount:

The “Overcollateralization Threshold Maintenance Amount” for any Distribution Date, on or after the Distribution Date in January 2006, is equal to the amount, if any, by which the Overcollateralization Threshold Amount for such Distribution Date exceeds the Overcollateralization Amount for such Distribution Date (with the Overcollateralization Amount for such Distribution Date calculated, for this purpose only, after giving effect to distributions in respect of the Basic Principal Distribution Amount on such Distribution Date but before giving effect to any other distributions on the Offered Certificates in reduction of the Certificate Principal Balances thereof on such Distribution Date).

Overcollateralization

Threshold Release

Amount:

The “Overcollateralization Threshold Release Amount” for any Distribution Date is equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (with the Overcollateralization Amount for such Distribution Date calculated, for this purpose only, assuming that 100% of the Principal Remittance Amount is applied as a principal distribution on the Offered Certificates on such Distribution Date and without giving effect to any other distributions on the Offered Certificates in reduction of the Certificate Principal Balances thereof on such Distribution Date) over (ii) the Overcollateralization Threshold Amount for such Distribution Date.

Reverse Turbo

Available Net Monthly

Excess Cashflow:

The “Reverse Turbo Available Net Monthly Excess Cashflow” for any Distribution Date is equal to the Net Monthly Excess Cashflow remaining after taking into account the distributions made pursuant to clauses (i) through (xxi) under “Net Monthly Excess Cashflow Distributions” below together with 50% of each prepayment charge collected by the Servicer and remitted to the Master Servicer, to the extent not related to principal prepayments occurring after the related Prepayment Period, such that 50% of the aggregate of such amounts collected is allocated to the Class M-9 Certificates and the remaining 50% is allocated to the Class M-10 Certificates starting on the Distribution Date in October 2005 until such certificates are retired. On the Distribution Date where the Class M-10 Certificates are reduced to zero, the amount of prepayment charges allocated to the Class M-10 Certificates will be limited to the amount necessary to reduce the principal balance of such certificates to zero. Any amounts allocated but not distributed to the Class M-10 Certificates will instead be distributed to the Class M-9 Certificates until retired. On any following Distribution Date, the Class M-9 Certificates will receive the entire 50% of the prepayment charges collected by the Servicer and remitted to the Master Servicer until such class is retired.

Net Monthly Excess

Cashflow:

The “Net Monthly Excess Cashflow” for any Distribution Date is equal to the sum for such Distribution Date of (A) any Overcollateralization Threshold Release Amount and (B) the excess of available interest funds for such Distribution Date over the aggregate amount required to be distributed pursuant to clauses (i) through (xii) under Interest Payment Priority” below.

Stepdown Date:

The earlier to occur of (i) the first Distribution Date on which the Class A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in October 2008 and (B) the date that the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distributions of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on such Distribution Date) for the Class A Certificates is greater than or equal to [63.90]%.

Credit Enhancement

Percentage:

The Credit Enhancement Percentage for any class and any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC) by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the Distribution Date

EXPECTED CREDIT ENHANCEMENT

Class	Closing Date	Initial Target	After Stepdown Date
A	[28.55]%	[31.95]%	[63.90]%
M-1	[19.40]%	[22.80]%	[45.60]%
M-2	[13.00]%	[16.40]%	[32.80]%
M-3	[11.15]%	[14.55]%	[29.10]%
M-4	[9.35]%	[12.75]%	[25.50]%
M-5	[7.75]%	[11.15]%	[22.30]%
M-6	[6.05]%	[9.45]%	[18.90]%
M-7	[4.15]%	[7.55]%	[15.10]%
M-8	[2.55]%	[5.95]%	[11.90]%
M-9	[1.20]%	[4.60]%	[9.20]%
M-10	[0.00]%	[3.40]%	[6.80]%

Trigger Event:

With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)

the percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage of the Class A Certificates; the percentage will be [TBD]%; or

(b)

the aggregate amount of realized loss incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages as set forth below with respect to such Distribution Date:

Distribution Date Occurring in	Percentage
October 2007 to September 2008	[2.25]% for the first month, plus an additional 1/12th of [2.80]% for each month thereafter
October 2008 to September 2009	[5.05]% for the first month, plus an additional 1/12th of [2.80]% for each month thereafter
October 2009 to September 2010	[7.85]% for the first month, plus an additional 1/12th of [2.20]% for each month thereafter
October 2010 to September 2011	[10.05]% for the first month, plus an additional 1/12th of [1.10]% for each month thereafter
October 2011 and thereafter	[11.15]%

Payment of Interest

Interest Payment Priority:

On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

(i)

from available funds to pay any Net Swap Payment or Swap Termination Payment due to the Swap Provider (other than certain Swap Termination Payments resulting from an event of default or certain termination events with respect to the Swap Provider);

(ii)

to the holders of the Class A Certificates, the Senior Interest Distribution Amount for such class;

(iii)

to the holders of the Class M-1 Certificates, the Interest Distribution Amount for such class;

(iv)

to the holders of the Class M-2 Certificates, the Interest Distribution Amount for such class;

(v)

to the holders of the Class M-3 Certificates, the Interest Distribution Amount for such class;

(vi)

to the holders of the Class M-4 Certificates, the Interest Distribution Amount for such class;

(vii)

to the holders of the Class M-5 Certificates, the Interest Distribution Amount for such class;

(viii)

to the holders of the Class M-6 Certificates, the Interest Distribution Amount for such class;

(ix)

to the holders of the Class M-7 Certificates, the Interest Distribution Amount for such class;

(x)

to the holders of the Class M-8 Certificates, the Interest Distribution Amount for such class;

(xi)

to the holders of the Class M-9 Certificates, the Interest Distribution Amount for such class;

(xii)

to the holders of the Class M-10 Certificates, the Interest Distribution Amount for such class; and

(xiii)

any remaining Interest Remittance Amount, for application as Net Monthly Excess Cashflow

Advances:

Neither the Servicer nor the Master Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans.

Pass-Through Rate:

The Pass-Through Rate on any Distribution Date with respect to each class of Certificates will equal the lesser of (a) the related Formula Rate for such distribution date and (b) the Net WAC Rate Cap for such Distribution Date.

Formula Rate:

The Formula Rate for each class of Floating-Rate Certificates will equal 1-Month LIBOR as of the related LIBOR Determination Date plus the applicable certificate margin.  The Formula Rate for each class of Fixed-Rate Certificates will be the fixed rate set at pricing.

Administrative Fees:

The Servicing Fee calculated at the Servicing Fee Rate of 0.50% per annum. The Master Servicing & Trust Administrator Fee calculated at the Master Servicing & Trust Administrator Fee Rate of [TBD]% per annum.  The Trustee Fee calculated at the Trustee Fee Rate of [TBD]% per annum. Administrative Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Interest Distribution

Amount:

The Interest Distribution Amount for each of the Class A and Class M Certificates on any Distribution Date will be equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to such Distribution Date at the then applicable Pass-Through Rate for such class and reduced (to not less than zero), in the case of each such class, by the allocable share, if any, for such class of Prepayment Interest Shortfalls and shortfalls resulting from the application of the Relief Act in each case to the extent not allocated to interest accrued on the Class CE Certificates.

Senior Interest

Distribution

Amount:

The Senior Interest Distribution Amount on any Distribution Date will be equal to the sum of the Interest Distribution Amount for such Distribution Date with respect to the Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date with respect to the Class A Certificates.

Net WAC Rate Cap:

For the Offered Certificates, the per annum rate equal to the weighted average of the Expense Adjusted Net Mortgage Rates of the Mortgage Loans expressed as a rate subject to adjustment based on a 360-day year that consists of twelve 30-day months.

Basis Risk Shortfall:

Because the Mortgage Loans are based on fixed rates and the Class A and Class M Certificates, except for the Non-Offered Certificates, are based on 1-month LIBOR, the application of the Net WAC Rate Cap could result in shortfalls of interest otherwise payable to such Certificates in certain periods. If Basis Risk Shortfalls occur, they will be carried forward (a “Net WAC Rate Carryover Amount”) and such shortfalls will be paid on a subordinated basis on the same Distribution Date or on any subsequent Distribution Date to the Offered and Non-Offered Certificates.

To mitigate the risk of such Basis Risk Shortfalls, the Certificates will benefit from the Swap Agreement for so long as such Swap Agreement is outstanding. The notional schedules for the Swap Agreement are available at the end of this term sheet.

Expense Adjusted Net

Mortgage Rates:

The per annum rate equal to the weighted average of the mortgage rates of each Mortgage Loan minus (a) the Trustee Fee Rate; (b) the Servicing Fee Rate; (c) the Master Servicing & Trust Administrator Fee Rate; and (d) the amount of any Net Swap Payment, expressed as a rate based on the Stated Principal Balance of the Mortgage Loans, for such period.

Net WAC Rate Carryover

Amount:

For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and

(ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap.  The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Payment of Principal

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the sum of the Basic Principal Distribution Amount and the Overcollateralization Threshold Maintenance Amount available from clause (i) of “Net Monthly Excess Cashflow Distributions”, shall be distributed as follows:

(i)

to the holders of the Class A Certificates, the Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

(ii)

to the holders of the Class M-1 Certificates, any Principal Distribution Amount remaining after the payment of (i) above until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

to the holders of the Class M-2 Certificates, any Principal Distribution Amount remaining after the payment of (i) and (ii) above until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the holders of the Class M-3 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii) and (iii) above until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the holders of the Class M-4 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii) and (iv) above until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the holders of the Class M-5 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv) and (v) above until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

to the holders of the Class M-6 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v) and (vi) above until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the holders of the Class M-7 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi) and (vii) above until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the holders of the Class M-8 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above until the Certificate Principal Balance thereof has been reduced to zero;

(x)

to the holders of the Class M-9 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) above until the Certificate Principal Balance thereof has been reduced to zero; and

(xi)

to the holders of the Class M-10 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) above until the Certificate Principal Balance thereof has been reduced to zero.

Principal Payment Priority:

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the sum of the Basic Principal Distribution Amount and the Overcollateralization Threshold Maintenance Amount available from clause (i) of “Net Monthly Excess Cashflow Distributions”, shall be distributed as follows:

(i)

to the holders of the Class A Certificates, the Senior Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ii)

to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

to the holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(x)

to the holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

(xi)

to the holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Basic Principal

Distribution

Amount:

The “Basic Principal Distribution Amount” for any Distribution Date means the lesser of (i) the aggregate Certificate Principal Balance of the Class A and Class M Certificates immediately prior to such Distribution Date and (ii) the excess, if any, of (A) the Principal Remittance Amount for such Distribution Date over (B) the Overcollateralization Threshold Release Amount for such Distribution Date.

Principal Distribution

Amount:

The “Principal Distribution Amount” for any Distribution Date is an amount equal to the sum of (i) the Basic Principal Distribution Amount, and (ii) the Overcollateralization Threshold Maintenance Amount for such Distribution Date.

Senior Principal

Distribution

Amount:

An amount equal to the excess of (x) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [36.10]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-1 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [54.40]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-2 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior and Class M-1 Certificates (after taking into account the payment of the Senior and Class M-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [67.20]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-3 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, and Class M-2 Certificates (after taking into account the payment of the Senior, Class M-1, and Class M-2 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [70.90]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-4 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [74.50]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-5 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [77.70]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-6 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [81.10]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-7 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Senior, Class M-1, Class M2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [84.90]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-8 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M6 and Class M-7 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [88.10]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-9 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [90.80]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Class M-10 Principal

Distribution Amount:

An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [93.20]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[1,326,148].

Payment of Excess Cashflow

Net Monthly Excess

Cashflow Distributions:

With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i)

on or after the Distribution Date in January 2006, to the holders of the Certificates, the Overcollateralization Threshold Maintenance Amount for such Distribution Date in the manner and in accordance with the priorities described under “Principal Payment Priority”;

(ii)

to the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(iii)

to the holders of the Class M-1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(iv)

to the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(v)

to the holders of the Class M-2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(vi)

to the holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(vii)

to the holders of the Class M-3 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(viii)

to the holders of the Class M-4 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(ix)

to the holders of the Class M-4 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(x)

to the holders of the Class M-5 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xi)

to the holders of the Class M-5 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xii)

to the holders of the Class M-6 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xiii)

to the holders of the Class M-6 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xiv)

to the holders of the Class M-7 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xv)

to the holders of the Class M-7 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xvi)

to the holders of the Class M-8 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xvii)

to the holders of the Class M-8 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xviii)

to the holders of the Class M-9 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xix)

to the holders of the Class M-9 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xx)

to the holders of the Class M-10 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xxi)

to the holders of the Class M-10 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xxii)

to make payments to the Net WAC Rate Cap Carryover Account, to the extent required to distribute to the holders of the Class A and the Class M Certificates any Net WAC Rate Carryover Amounts for such classes; and

(xxiii)

on or after the Distribution Date in January 2006, any remaining Net Monthly Excess Cashflow, as a component of the Reverse Turbo Available Net Monthly Excess Cashflow shall be allocated for distribution in the manner described under “Distribution of Reverse Turbo Available Net Monthly Excess Cashflow”.

Distributions of Reverse

Turbo Available

Net Monthly

Excess Cashflow:

On each Distribution Date on or after January 2006, after making all distributions and allocations of the available funds as described above under “Principal Distributions”,: “Interest Distributions” and “Net Monthly Excess Cashflow Distributions”, the Reverse Turbo Available Net Monthly Excess Cashflow will be distributed as follows:

(i)

to the holders of the Class M-10 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M10 Certificates has been reduced to zero;

(ii)

to the holders of the Class M-9 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

(iii)

to the holders of the Class CE, Class R and Class P Certificates as provided in the Pooling and Servicing Agreement.

The Mortgage Loans

Collateral Summary
Statistics for the fixed-rate mortgage loans listed below are based on their Cut-off Date scheduled balances respectively (except for FICO and Debt-to-Income which are based at origination.)

	Summary Statistics		Range (if applicable)
Number of Mortgage Loans:	5,057
Aggregate Current Principal Balance:	$265,299,540
Average Current Principal Balance:	$52,448		$6,724	-	$496,924
Aggregate Original Principal Balance:	$265,918,091
Average Original Principal Balance:	$52,584		$6,810	-	$500,000
Fully Amortizing Mortgage Loans:	17.59%
2ndLien:	100.00%
Wtd. Avg. Gross Coupon:	9.991%		5.550%	-	16.250%
Wtd. Avg. Original Term (months):	206		120	-	360
Wtd. Avg. Remaining Term (months):	201		114	-	359
Wtd. Avg. Original LTV:	19.67%		3.00%	-	51.14%
Wtd. Avg. Combined LTV:	97.16%		10.00%	-	128.46%
Wtd. Avg. Borrower FICO:	676		502	-	813
Wtd. Avg. Debt to Income Ratio:	41.91%
	California	33.21%
	Florida	7.80%
	New York	5.10%
	Arizona	4.36%
	Colorado	4.10%

Distribution By Current Unpaid Principal Balance

Current Unpaid Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
50,000 or less	3,012	94,746,573	35.72	31,456	10.155	97.73	666	51.35	90.05
50,001 - 100,000	1,622	112,864,499	42.55	69,584	9.906	97.56	677	35.81	94.62
100,001 - 150,000	336	39,502,946	14.89	117,568	9.835	97.15	685	31.24	96.14
150,001 - 200,000	65	11,719,537	4.42	180,301	10.227	92.38	704	17.25	91.52
200,001 - 250,000	6	1,356,426	0.51	226,071	9.528	93.87	712	32.56	100.00
250,001 - 300,000	12	3,443,640	1.30	286,970	9.812	93.67	710	7.83	100.00
300,001 or greater	4	1,595,918	0.60	398,980	9.180	79.86	742	0.00	100.00
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Current Rate

Current Rate (%)		Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
5.501 - 6.000		4	265,683	0.10	66,421	5.822	94.20	703	100.00	100.00
6.001 - 6.500		9	550,199	0.21	61,133	6.424	86.57	704	70.00	89.43
6.501 - 7.000		21	1,518,274	0.57	72,299	6.941	90.48	721	53.47	96.00
7.001 - 7.500		59	3,398,520	1.28	57,602	7.388	93.51	712	53.80	100.00
7.501 - 8.000		317	16,267,378	6.13	51,317	7.910	95.01	700	68.95	98.99
8.001 - 8.500		345	18,784,314	7.08	54,447	8.362	96.60	708	67.18	97.65
8.501 - 9.000		622	36,614,794	13.80	58,866	8.865	96.95	691	48.82	98.32
9.001 - 9.500		503	27,104,279	10.22	53,885	9.361	96.25	679	41.29	94.69
9.501 - 10.000		958	51,553,114	19.44	53,813	9.897	97.94	672	33.91	96.15
10.001	- 10.500	428	24,645,777	9.29	57,584	10.379	97.77	671	24.96	92.26
10.501	- 11.000	693	33,974,710	12.81	49,026	10.875	98.46	651	37.89	95.80
11.001	- 11.500	356	16,494,437	6.22	46,333	11.347	97.72	658	32.17	84.48
11.501	- 12.000	356	18,048,000	6.80	50,697	11.863	97.38	668	18.54	87.25
12.001	- 12.500	129	5,599,157	2.11	43,404	12.318	96.59	679	16.79	79.22
12.501	- 13.000	134	5,917,447	2.23	44,160	12.872	96.75	670	17.69	66.03
13.001	- 13.500	35	1,265,040	0.48	36,144	13.350	96.91	674	29.73	50.25
13.501	- 14.000	36	1,420,519	0.54	39,459	13.846	97.00	638	15.56	76.14
14.001	- 14.500	20	758,975	0.29	37,949	14.373	98.20	672	10.89	50.61
14.501	- 15.000	15	587,713	0.22	39,181	14.939	95.26	661	6.04	47.88
15.001	- 15.500	15	397,340	0.15	26,489	15.264	96.67	655	22.41	46.98
15.501	- 16.000	1	43,778	0.02	43,778	15.750	100.00	635	0.00	100.00
16.001	- 16.500	1	20,091	0.01	20,091	16.250	95.00	632	0.00	0.00
Total:		5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By FICO

FICO		Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
501	- 520	4	71,437	0.03	17,859	13.530	78.26	512	100.00	100.00
521	- 540	6	180,752	0.07	30,125	10.040	98.27	529	100.00	100.00
541	- 560	27	496,244	0.19	18,379	12.181	95.98	553	80.51	100.00
561	- 580	47	1,148,210	0.43	24,430	11.874	95.30	575	84.96	100.00
581	- 600	251	9,895,541	3.73	39,424	10.809	95.95	592	87.01	100.00
601	- 620	404	17,895,392	6.75	44,296	10.684	96.65	611	71.35	98.87
621	- 640	849	38,743,246	14.61	45,634	10.488	97.29	631	54.26	99.55
641	- 660	696	35,882,500	13.53	51,555	10.132	97.62	650	45.56	98.95
661	- 680	774	43,122,704	16.26	55,714	9.997	97.43	671	30.24	95.74
681	- 700	633	39,205,773	14.78	61,936	9.566	97.48	689	27.92	92.93
701	- 720	484	28,214,372	10.64	58,294	9.609	97.23	710	24.08	87.22
721	- 740	380	20,670,982	7.79	54,397	9.465	97.52	730	26.08	85.46
741	- 760	246	14,539,333	5.48	59,103	9.795	96.58	750	21.13	81.83
761	- 780	155	9,840,881	3.71	63,490	9.497	95.77	770	28.73	77.42
781	- 800	79	4,301,796	1.62	54,453	9.565	95.49	790	29.80	80.41
801	- 820	22	1,020,375	0.38	46,381	9.385	95.50	805	40.97	66.98
Total:		5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Lien Status

Lien Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
Second Lien	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Original LTV

Original LTV (%)		Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
0.01 - 5.00		20	378,797	0.14	18,940	9.501	84.76	658	0.00	80.31
5.01 - 10.00		407	12,852,212	4.85	31,578	9.726	90.04	673	29.85	84.27
10.01	- 15.00	632	29,754,568	11.22	47,080	9.799	91.37	679	27.91	84.12
15.01	- 20.00	3,493	184,666,708	69.63	52,868	9.950	98.96	673	44.07	96.34
20.01	- 25.00	311	19,830,509	7.48	63,764	10.325	95.40	688	34.63	82.71
25.01	- 30.00	163	14,371,645	5.42	88,170	10.625	97.29	702	16.59	95.63
30.01	- 35.00	19	1,799,745	0.68	94,723	10.443	88.49	657	53.55	88.08
35.01	- 40.00	8	943,896	0.36	117,987	10.530	94.15	706	23.34	100.00
40.01	- 45.00	3	452,094	0.17	150,698	10.112	73.51	672	0.00	66.20
50.01	- 55.00	1	179,367	0.07	179,367	8.750	88.44	759	100.00	100.00
Total:		5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Original CLTV

Original CLTV (%)		Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
50.00 or less		8	426,902	0.16	53,363	11.386	39.28	614	41.19	100.00
50.01	- 55.00	1	74,859	0.03	74,859	8.375	54.69	623	100.00	100.00
55.01	- 60.00	5	232,173	0.09	46,435	8.320	57.96	661	87.76	74.95
60.01	- 65.00	11	877,823	0.33	79,802	8.669	63.47	647	45.12	81.88
65.01	- 70.00	11	1,042,824	0.39	94,802	9.234	68.24	648	40.40	100.00
70.01	- 75.00	24	2,400,200	0.90	100,008	9.120	73.73	679	23.54	96.60
75.01	- 80.00	69	5,019,481	1.89	72,746	9.019	78.93	694	15.32	82.74
80.01	- 85.00	62	4,066,918	1.53	65,595	9.012	83.85	676	29.03	83.54
85.01	- 90.00	413	21,797,467	8.22	52,778	9.878	89.56	686	28.08	72.84
90.01	- 95.00	740	33,398,574	12.59	45,133	10.330	94.75	683	25.27	77.01
95.01	-100.00	3,707	195,627,112	73.76	52,772	10.008	99.92	674	43.76	98.68
Greater than 100.01		6	265,205	0.10	44,201	12.339	114.03	668	75.37	100.00
Total:		5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Documentation

Documentation	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
Alternate	62	3,402,509	1.28	54,879	9.911	97.84	644	0.00	100.00
Full	2,288	104,145,096	39.27	45,518	9.538	97.94	658	100.00	97.25
Lite Doc	2	96,324	0.04	48,162	11.479	100.00	627	0.00	100.00
No Doc	190	10,279,639	3.88	54,103	11.586	94.83	723	0.00	84.76
No Income Verified	118	5,759,393	2.17	48,808	10.672	95.29	710	0.00	52.56
No Ratio	295	17,676,675	6.66	59,921	10.266	95.19	713	0.00	75.77
Reduced	719	45,191,124	17.04	62,853	10.054	95.27	683	0.00	87.76
Stated Doc	1,380	78,300,367	29.52	56,739	10.235	98.05	681	0.00	98.69
Streamline	3	378,414	0.14	126,138	10.674	100.00	679	0.00	100.00
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Loan Purpose

Loan Purpose	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
Cash Out Refinance	900	49,602,275	18.70	55,114	9.719	92.02	659	47.47	96.08
Construction to Permanent	1	109,134	0.04	109,134	8.990	95.00	651	0.00	100.00
Purchase	4,073	211,761,124	79.84	51,991	10.054	98.39	681	37.28	92.45
Rate & Term Refinance	83	3,757,007	1.42	45,265	10.063	95.60	663	44.20	97.57
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Property Type

Property Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
Condohotel	1	60,782	0.02	60,782	7.000	90.00	745	100.00	0.00
Condominium	521	24,877,319	9.38	47,749	10.103	97.68	681	38.20	92.31
Four Family	39	2,995,702	1.13	76,813	10.744	95.43	716	15.51	66.14
High Rise Condo (> 8 floors)	17	1,032,883	0.39	60,758	10.336	99.53	708	33.00	100.00
Low Rise Condo (2-4 floors)	10	461,188	0.17	46,119	9.801	99.32	679	27.15	100.00
Mid Rise Condo (4-8 floors)	4	117,701	0.04	29,425	11.098	100.00	682	58.09	100.00
Mobile Home Attached	1	24,691	0.01	24,691	11.990	95.00	636	0.00	100.00
Pud	683	36,741,332	13.85	53,794	10.141	96.45	689	35.90	83.89
Pud Attached	49	2,507,516	0.95	51,174	9.897	99.74	661	39.48	100.00
Pud Detached	257	14,677,129	5.53	57,109	9.838	97.61	659	53.32	99.91
Single Family	3,063	156,588,474	59.04	51,123	9.905	97.10	672	41.75	95.61
Single Family Attached	39	1,747,459	0.66	44,807	9.976	98.92	661	44.39	100.00
Three Family	89	5,994,154	2.26	67,350	10.474	97.23	691	27.21	92.62
Townhouse	59	2,438,732	0.92	41,334	10.247	98.24	664	48.45	93.58
Two Family	225	14,964,477	5.64	66,509	10.103	97.48	689	17.48	89.14
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Occupancy Status

Occupancy Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
Investor Occupied	391	14,412,676	5.43	36,861	11.391	92.03	720	14.06	0.00
Owner Occupied	4,589	247,218,040	93.21	53,872	9.902	97.50	673	40.97	100.00
Second Home	77	3,598,824	1.36	46,738	10.532	94.07	732	23.35	0.00
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By State

State	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
California	1,141	88,071,826	33.21	77,188	9.696	97.01	682	37.72	97.02
Florida	453	20,678,376	7.80	45,648	10.412	96.40	680	31.74	85.87
New York	190	13,522,434	5.10	71,171	9.884	96.80	682	28.29	98.38
Arizona	252	11,566,731	4.36	45,900	10.338	96.53	685	35.53	83.18
Colorado	249	10,875,485	4.10	43,677	9.961	98.40	667	60.61	94.16
Illinois	217	10,489,023	3.95	48,337	10.105	97.81	676	27.88	93.10
Virginia	167	10,358,164	3.91	62,025	10.311	96.05	680	16.63	84.97
Washington	213	9,626,891	3.63	45,197	9.793	98.25	672	62.67	93.06
Nevada	151	8,462,998	3.19	56,046	9.795	97.65	684	44.76	88.19
New Jersey	139	8,218,726	3.10	59,128	9.831	96.75	685	20.28	95.10
Other	1,885	73,358,887	27.66	38,917	10.202	97.44	666	45.94	92.76
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Remaining Months To Maturity

Remaining Months to Maturity	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
180 or less	4,235	222,686,405	83.96	52,582	10.096	96.97	676	34.83	92.18
181 - 240	117	5,557,418	2.10	47,499	9.988	92.72	668	52.28	96.13
241 - 300	2	137,667	0.05	68,833	10.381	93.58	645	100.00	100.00
301 - 360	703	36,848,050	13.89	52,415	9.360	98.95	678	63.89	98.95
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Product Type

Product Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
10 YR FXD	3	140,517	0.05	46,839	7.462	75.85	702	100.00	100.00
15 YR BALLOON	4,109	218,587,085	82.41	53,197	10.099	97.08	677	34.39	92.32
15 YR FXD	123	3,958,803	1.49	32,185	9.994	91.73	664	56.95	84.17
20 YR FXD	102	4,602,394	1.74	45,122	9.883	93.97	653	60.98	97.95
30 YR FXD	720	37,940,740	14.30	52,695	9.392	98.62	679	62.67	98.66
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Distribution By Prepayment Penalty

Penalty (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%))	Wtd. Avg. Orig. CLTV (%)	Wtd. Avg. FICO	% Full Doc Loan	% Owner Occ
0	2,587	133,399,668	50.30	51,565	10.297	96.20	684	29.23	86.82
6	11	759,935	0.29	69,085	11.139	89.40	693	18.68	100.00
12	220	14,794,362	5.58	67,247	9.811	97.77	674	43.90	99.09
18	4	268,609	0.10	67,152	9.257	91.46	643	100.00	100.00
24	1,419	78,325,426	29.53	55,198	9.633	99.09	672	51.73	99.92
30	5	249,119	0.09	49,824	8.947	99.75	698	55.95	100.00
36	646	30,218,066	11.39	46,777	9.687	96.71	659	44.86	99.49
42	1	49,845	0.02	49,845	9.375	96.67	628	100.00	100.00
48	2	127,181	0.05	63,590	7.456	77.11	666	100.00	100.00
60	162	7,037,329	2.65	43,440	9.859	95.73	646	54.85	99.02
Total:	5,057	265,229,540	100.00	52,448	9.991	97.16	676	39.27	93.21

Sensitivity Analysis

To Optional Termination

Class M-7 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	7.50	5.00	3.88	2.94	2.34
Principal Window	43-137	38-90	37-65	28-49	22–39

Class M-8 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	7.50	5.00	3.84	2.92	2.32
Principal Window	43-137	38-90	36-65	27-49	22–39

Class M-9 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	1.46	1.53	1.63	1.79	1.51
Principal Window	1-20	1-22	1-24	1-26	1-21

Class M-10 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	1.17	1.22	1.28	1.38	1.46
Principal Window	1-16	1-17	1-19	1-21	1-21

Sensitivity Analysis

To Maturity

Class M-7 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	7.95	5.44	4.19	3.18	2.52
Principal Window	43-175	38-139	37-101	28-76	22–60

Class M-8 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	7.95	5.38	4.12	3.13	2.48
Principal Window	43-137	38-131	36-95	27-72	22–56

Class M-9 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	1.46	1.53	1.63	1.79	1.51
Principal Window	1-20	1-22	1-24	1-26	1-21

Class M-10 Certificates

Pricing Speed	50%	75%	100%	125%	150%
WAL (yrs)	1.17	1.22	1.28	1.38	1.46
Principal Window	1-16	1-17	1-19	1-21	1-21

Net WAC Rate Cap

Period	NWC (%) (1)	Effective	Period	NWC (%) (1)	Effective
		NWC (%) (2)			NWC (%) (2)
1	10.93	25.54	34	9.47	19.23
2	9.17	23.59	35	9.17	18.95
3	9.47	23.47	36	9.17	18.89
4	9.17	23.04	37	9.47	19.04
5	9.17	22.60	38	9.17	18.76
6	10.15	22.79	39	9.47	18.91
7	9.17	21.88	40	9.17	18.63
8	9.47	21.91	41	9.17	18.57
9	9.17	21.56	42	10.15	19.22
10	9.47	21.60	43	9.17	18.45
11	9.17	21.24	44	9.47	18.61
12	9.17	21.07	45	9.17	18.32
13	9.47	21.10	46	9.47	18.48
14	9.17	20.73	47	9.17	9.17
15	9.47	20.76	48	9.17	9.17
16	9.17	20.39	49	9.47	9.47
17	9.17	20.21	50	9.17	9.17
18	10.15	20.69	51	9.47	9.47
19	9.17	19.85	52	9.17	9.17
20	9.47	19.87	53	9.17	9.17
21	9.17	19.47	54	10.15	10.15
22	9.47	19.49	55	9.17	9.17
23	9.17	19.09	56	9.47	9.47
24	9.17	18.89	57	9.17	9.17
25	9.47	18.90	58	9.47	9.47
26	9.17	18.48	59	9.17	9.17
27	9.47	18.49	60	9.17	9.17
28	9.17	18.05	61	9.47	9.47
29	9.17	17.84	62	9.17	9.17
30	9.80	18.62	63	9.47	9.47
31	9.17	18.49	64	9.17	9.17
32	9.47	19.06	65	9.17	9.17
33	9.17	19.09

(1)

Assumes 1-month LIBOR equals 20.00%, the cashflows are run to Optional Termination at the Pricing Speed and excluding any Net Swap Payments received.

(2)

Assumes 1-month LIBOR equals 20.00%, the cashflows are run to Optional Termination at the Pricing Speed and all Net Swap Payments are received and applied.

Swap Agreement Notional Schedule

Period	Accrual Start	Accrual End	Cap Notional Schedule ($)	Swap Rate (%)
1	9/29/2005	10/25/2005	249,184,000	4.4435
2	10/25/2005	11/25/2005	237,998,770	4.4435
3	11/25/2005	12/25/2005	227,284,130	4.4435
4	12/25/2005	1/25/2006	217,020,320	4.4435
5	1/25/2006	2/25/2006	204,010,450	4.4435
6	2/25/2006	3/25/2006	191,543,005	4.4435
7	3/25/2006	4/25/2006	180,793,802	4.4435
8	4/25/2006	5/25/2006	172,151,750	4.4435
9	5/25/2006	6/25/2006	163,873,475	4.4435
10	6/25/2006	7/25/2006	155,943,694	4.4435
11	7/25/2006	8/25/2006	148,347,766	4.4435
12	8/25/2006	9/25/2006	141,071,663	4.4435
13	9/25/2006	10/25/2006	134,101,945	4.4435
14	10/25/2006	11/25/2006	127,425,740	4.4435
15	11/25/2006	12/25/2006	121,030,710	4.4435
16	12/25/2006	1/25/2007	114,905,039	4.4435
17	1/25/2007	2/25/2007	109,037,406	4.4435
18	2/25/2007	3/25/2007	103,416,963	4.4435
19	3/25/2007	4/25/2007	98,033,319	4.4435
20	4/25/2007	5/25/2007	92,876,520	4.4435
21	5/25/2007	6/25/2007	87,937,028	4.4435
22	6/25/2007	7/25/2007	83,205,705	4.4435
23	7/25/2007	8/25/2007	78,673,798	4.4435
24	8/25/2007	9/25/2007	74,332,921	4.4435
25	9/25/2007	10/25/2007	70,175,039	4.4435
26	10/25/2007	11/25/2007	66,192,457	4.4435
27	11/25/2007	12/25/2007	62,377,799	4.4435
28	12/25/2007	1/25/2008	58,724,002	4.4435
29	1/25/2008	2/25/2008	55,224,299	4.4435
30	2/25/2008	3/25/2008	55,224,299	4.4435
31	3/25/2008	4/25/2008	55,224,299	4.4435
32	4/25/2008	5/25/2008	55,224,299	4.4435
33	5/25/2008	6/25/2008	54,578,961	4.4435
34	6/25/2008	7/25/2008	52,268,392	4.4435
35	7/25/2008	8/25/2008	50,055,329	4.4435
36	8/25/2008	9/25/2008	47,935,669	4.4435
37	9/25/2008	10/25/2008	45,905,480	4.4435
38	10/25/2008	11/25/2008	43,960,994	4.4435
39	11/25/2008	12/25/2008	42,098,603	4.4435
40	12/25/2008	1/25/2009	40,314,850	4.4435
41	1/25/2009	2/25/2009	38,606,422	4.4435
42	2/25/2009	3/25/2009	36,970,149	4.4435
43	3/25/2009	4/25/2009	35,402,990	4.4435
44	4/25/2009	5/25/2009	33,902,033	4.4435
45	5/25/2009	6/25/2009	32,464,491	4.4435
46	6/25/2009	7/25/2009	31,087,690	4.4435

Breakeven Table

Static Libor

Class	M-7	M-8	M-9	M-10
Rating (S / M / F)	BB+/Ba1/BB+	BB/Ba2/BB	BB/NR/BB	BB/NR/BB-
Loss Severity (%)	100.00%	100.00%	100.00%	100.00%
Default (CDR) (%)	6.03	5.27	4.74	4.34
Collateral Loss (%)	13.12%	11.61%	10.54%	9.71%

Forward Libor

Class	M-7	M-8	M-9	M-10
Rating (S / M / F)	BB+/Ba1/BB+	BB/Ba2/BB	BB/NR/BB	BB/NR/BB-
Loss Severity (%)	100.00%	100.00%	100.00%	100.00%
Default (CDR) (%)	5.87	5.14	4.63	4.23
Collateral Loss (%)	12.80%	11.35%	10.31%	9.48%

Assumptions:

Run at Pricing Speed to Maturity

All Trigger Events failing starting in period 1

0 month lag to recovery

“Break” is CDR that creates the first dollar loss on the related bond Defaults are in addition to prepayments

No Servicer advances

Excess Spread

1	5.14	5.14	3.740
2	4.52	4.52	3.869
3	4.55	4.53	4.041
4	4.53	4.51	4.151
5	4.56	4.52	4.207
6	4.66	4.61	4.315
7	4.60	4.54	4.317
8	4.64	4.58	4.325
9	4.63	4.55	4.394
10	4.68	4.60	4.409
11	4.66	4.58	4.398
12	4.68	4.59	4.445
13	4.73	4.64	4.455
14	4.71	4.62	4.455
15	4.76	4.67	4.489
16	4.76	4.65	4.498
17	4.78	4.67	4.501
18	4.91	4.80	4.526
19	4.84	4.72	4.523
20	4.91	4.78	4.511
21	4.90	4.76	4.532
22	4.97	4.83	4.535
23	4.97	4.81	4.534
24	5.00	4.84	4.551
25	5.08	4.91	4.554
26	5.05	4.89	4.557
27	5.10	4.94	4.570
28	5.07	4.92	4.455
29	5.08	4.92	4.489
30	5.15	5.03	4.498
31	5.06	4.95	4.501
32	5.08	5.00	4.526
33	5.04	4.98	4.523
34	5.08	5.03	4.511
35	4.90	4.82	4.532
36	4.75	4.64	4.535
37	4.78	4.64	4.534
38	4.77	4.60	4.551
39	4.86	4.69	4.554
40	4.83	4.66	4.557
41	4.86	4.67	4.570
42	5.02	4.85	4.578
43	4.88	4.69	4.587
44	4.94	4.74	4.598
45	4.89	4.69	4.597
46	4.95	4.75	4.593
47	5.24	4.51	4.603
48	5.24	4.51	4.608
49	5.37	4.66	4.613
50	5.25	4.51	4.622
51	5.37	4.65	4.630
52	5.25	4.50	4.638
53	5.26	4.50	4.646
54	5.62	4.92	4.664
55	5.26	4.47	4.679
56	5.38	4.61	4.686
57	5.26	4.46	4.690
58	5.38	4.61	4.693
59	5.26	4.45	4.701
60	5.26	4.44	4.713
61	5.38	4.58	4.724
62	5.26	4.43	4.731
63	5.38	4.57	4.740
64	5.26	4.41	4.749
65	5.26	4.41	4.755

(1)

Assumes 1-month LIBOR stays at [3.74]% and the cashflows are run to the Optional Termination at the pricing speed.

(2)

Assumes 1-month LIBOR follows the forward LIBOR Curve, and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Effective excess spread, which is calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, the Trustee Fee and the Master Servicing & Trust Administrator Fee) plus any Net Swap Payments payable to or received by the Swap Provider, less the aggregate interest on the Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period (annualized).

FOR ADDITIONAL INFORMATION PLEASE CALL:

UBS Securities LLC

Asset Backed Finance

Hugh Corcoran

212-713-4334

Jay Lown

212-713-3670

Eileen Lindblom

212-713-6273

Obi Nwokorie

212-713-3270

Sameer Tikoo

212-713-2952

Verdi Contente

212-713-2713

Cameron Pittman

212-713-8462

ABS Trading & Syndicate

Jack McCleary

212-713-4330

Stuart Lippman

212-713-2946

Joe Ruttle

212-713-2252

Rating Agency Contacts

Standard & Poor’s

Rebecca Neary

212-438-3026

Moody’s

Todd Swanson

415-274-1714

Fitch

Greg Hackett

212-908-0686